SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 27, 2005

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                     FRANKLIN CREDIT MANAGEMENT CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                       0-17771                75-2243266
 (State or other jurisdiction of   (Commission file number)   (I.R.S. employer
 incorporation or organization)                              identification no.)


        Six Harrison Street
         New York, New York                                       10013
(Address of principal executive offices)                        (Zip code)


       Registrant's telephone number, including area code: (212) 925-8745


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

      On July 27, 2005, Franklin Credit Management Corporation (the "Company") entered into a Lease (the "Lease") with 101 Hudson Leasing Associates (the "Landlord") for space at 101 Hudson Street, Jersey City, New Jersey ("101 Hudson"). Currently, the Company intends to use the space for operational and administrative offices. The Company already occupies the 25th floor of 101 Hudson, which is approximately 33,866 square feet, pursuant to a sublease with Lehman Brothers Holdings Inc., dated March 4, 2005 (the "Sublease"), the term of which expires December 30, 2010.

      Pursuant to the Lease, the Landlord agreed to lease to the Company a portion of the 37th floor of 101 Hudson, totaling approximately 6,900 square feet, for a term commencing on or about September 1, 2005 and expiring December 31, 2013. Additionally, under the Lease, the Landlord agreed to lease the 25th floor to the Company for a term beginning upon the expiration of the Sublease and expiring on December 31, 2013.

      The Company is responsible to perform any work necessary to prepare the 37th floor premises for its initial occupancy. The Landlord is required to contribute approximately $170,000 towards the cost of improvements to be made by the Company to the 25th and 37th floors.

      Under the Lease, the Company will pay to the Landlord gross rent in respect of the 37th floor of approximately $16,600 per month, commencing four months after the delivery to the Company of the 37th floor. Upon expiration of the Sublease, the gross monthly rent payable to the Landlord in respect of both floors will be fixed at approximately $114,800.

      The Company is also responsible to pay its pro rata share of increases in operating expenses over a 2006 base year, as well as its pro rata share of increases in real estate taxes and assessments to the extent such increases exceed $4.25 per square foot. This obligation shall commence upon delivery of the 37th floor, but in no event prior to September 1, 2005, with respect to the 37th floor and on January 11, 2011, with respect to the 25th floor.

      The Lease requires the Company to post a security deposit of $100,000. One-half of the security deposit is due upon execution of the Lease, and the remainder is due on January 1, 2010.

      Under the Lease, the Company has an option, exercisable not fewer than twelve months before the initial term expires on December 31, 2013, to extend the term of the Lease for an additional period of five years at the then market rental value of the space, subject to certain adjustments for various operating expenses.




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

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.   Description
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10.1          Lease, dated July 27, 2005 between the Company and 101 Hudson
              Leasing Associates.








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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Franklin Credit Management Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2005

                                       FRANKLIN CREDIT MANAGEMENT CORPORATION

                                       By: /s/ Jeffrey R. Johnson
                                          ------------------------------------
                                          Name:  Jeffrey R. Johnson
                                          Title: Chief Executive Officer





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